EXHIBIT 10.50

Promissory Note

Dated as of February 24, 2004

For value received, the undersigned, hereby promises to pay to the order of Wells Fargo Equipment Finance, Inc. (the “Lender”) at its office in Minneapolis, Minnesota, or at such other place as may be designated from time to time by the holder hereof, the sum of $10,762,944.00 in installments according to the schedule set forth below; provided, however, that the undersigned and the Lender may agree to any other payment schedule, in which case any variations shall be set forth in the space provided for additional provisions. The first payment period shall begin on the 15th day of the month in which Lender disburses the loan proceeds if disbursement is made on or before the 15th day of such month, and the first payment period shall begin on the last day of such month if disbursement is made during the balance of such month. The first installment shall be payable on the first payment due date set forth below (which may be the same as the date the first payment period begins). Subsequent installments shall be payable on the first day of each payment period beginning after the first payment period. The undersigned agrees that the date the first payment period begins may be left blank when this Note is executed and hereby authorizes Lender to insert such date based upon the date the loan proceeds are disbursed.

PAYMENT SCHEDULE:

Date first payment period begins:	First payment due:
Number of Installments: 48	Amount of each installment: $224,228.00
Payment period: Monthly	Annual Interest rate used in computing payment schedule: 3.65%
Principal amount of loan proceeds disbursed: $10,000,000.00

In addition to installment payments as set forth above, the undersigned agrees to pay Lender interim interest on the loan proceeds disbursed hereunder from the date of disbursement to the date the first payment period begins at the annual interest rate set forth above used in computing the payment schedule. Interim interest shall be due and payable on the date the first payment period begins.

If any installment is not paid when due, then in addition to any other remedy Lender may have hereunder, Lender may impose and, if imposed, the undersigned shall pay a late charge of 5% of the amount of the delinquent installment but in any event not more than permitted by applicable law. Payments thereafter received shall be applied first to delinquent installments and then to current installments.

This Note may be prepaid in whole or in part at anytime and from time to time but only if accompanied by a prepayment premium in an amount equal to the greater of 2% or the amount determined in accordance with the following formula:

L =	(R-T) x PxD

360

L =	amounts payable to Lender as a prepayment premium

R =	the interest rate of United States Treasury instruments of similar duration as this Note as of the date the first payment period begins

T =	the interest rate of United States Treasury instruments of similar duration as this Note as of the prepayment date

P =	the amount of principal prepaid

D =	the number of days remaining until maturity of this Note as of the date of such prepayment

Any partial prepayment shall be applied to the last maturing installment or installments. Upon any prepayment in full, the unearned portion of the interest will be refunded using the simple interest method.

The following shall constitute an Event of Default hereunder: (a) failure to pay any installment hereunder when due; (b) the occurrence of an event of default as defined in any security agreement or mortgage securing this Note; (c) the commencement of any bankruptcy or insolvency proceedings by or against the undersigned or any guarantor of this Note; and (d) any indebtedness the undersigned may now or hereafter owe to Lender or any affiliate thereof shall be accelerated following a default thereunder or, if any such indebtedness is payable on demand, payment thereof shall be demanded. Upon the occurrence of an Event of Default, Lender may do any one or more of the following as it may elect: (i) upon written notice to the undersigned, declare the entire unpaid balance of the Note to be immediately due and payable, and the same (less unearned interest computed using the simple interest method as if this Note had been paid in full on the date it became due and payable) shall thereupon be and become immediately due and payable: (ii) exercise any one or more of the rights and remedies available to it under any security agreement or mortgage securing this Note or under any other agreement or by law.

The undersigned hereby waives presentment, notice of dishonor, and protest. The undersigned agrees to pay all costs of collection of this Note, including reasonable attorneys’ fees. The holder hereof may change the terms of payment of the Note by extension, renewal or otherwise, and release any security for, or party to, this Note and such action shall not release any accommodation maker, endorser, or guarantor from liability on this Note.

THIS AGREEMENT INCLUDES THE TERMS ON THE ATTACHED PAGE(S).

IN WITNESS WHEREOF the Debtor has signed this Agreement as of the date first above written.

StarTek USA, Inc.	StarTek, Inc., Debtor

Debtor	Debtor

By	By

Title	Title

Notwithstanding anything to the contrary contained herein, if the rate of interest, late payment fee, prepayment premium or any other charges or fees due hereunder are determined by a court of competent jurisdiction to be usurious, then said interest rate, fees and/or charges shall be reduced to the maximum amount permissible under applicable law and any such excess amounts shall be applied towards the reduction of the principal balance of this Note.

This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Minnesota without regard to conflicts of law rules.

If this Note is signed by more than one person as Debtor, then the term “Debtor” shall refer to each of them separately and to all of them jointly, and each such person shall be liable hereunder individually in full and jointly with the others.

Each of the undersigned has determined and represents to Lender that it is in its best interests and in pursuance of its legitimate business purposes to induce Lender to extend credit pursuant to the terms of this Note. Each of the undersigneds acknowledges and represents that its business is related to the business of the other party, the availability of the advances and other credit extensions made under this Note will be for and inure to the benefit of the undersigneds, individually and together. Each of the undersigneds agree that it is jointly and severally liable to Lender for, and each of the undersigneds agrees to pay to Lender when due the full amount of all amounts payable under this Note, including without limitation all interest which accrues hereunder and all fees, costs and expenses chargeable to the undersigneds or either of them in connection with this Note. The liability of each of the undersigneds hereunder shall be reinstated and revived and the rights of Lender shall continue if and to the extent that for any reason any amount at any time paid on account of this Note is rescinded or must otherwise be restored by Lender, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, all as though such amount had not been paid. Each of the undersigneds authorizes Lender, without notice to or demand on the undersigned, and without affecting such undersigned’s liability hereunder, from time to time to: (a) alter, compromise, extend, accelerate or otherwise change the time for payment of, or otherwise change the terms of, the liabilities and obligations of one of the undersigneds; (b) take and hold security from the other undersigned for the payment of this Note, and exchange, enforce, waive, subordinate or release any such security; (c) apply such security and direct the order or manner of sale thereof, including without limitation, a non-judicial sale permitted by the terms of the controlling security agreement, as Lender in its discretion may determine; (d) release or substitute any one or more of the endorsers or any guarantors of this Note, or any other party obligated thereon; and (e) apply payments received by Lender from one of the undersigneds to indebtedness of such undersigned to Lender other than this Note. Each of the undersigneds represents and warrants to Lender that it has established adequate means of obtaining from the other on a continuing basis financial and other information pertaining to the other's financial condition, and each of the undersigned agrees to keep adequately informed from such means of any facts, events or circumstances which might in any way affect its risks hereunder. Each of the undersigned further agrees that Lender shall have no obligation to disclose to it any information or material about the other which is acquired by Lender in any manner. Each of the undersigneds waives any right to require Lender to: (i) proceed against the other or any other person; (ii) proceed against or exhaust any security held from the other or any other person; (iii) pursue any other remedy in Lender’s power; (iv) apply payments received by Lender from the other to this Note; or (v) make any presentments or demands for performance, or give any notices of nonperformance, protests, notices of protest or notices of dishonor in connection with this Note. Each of the undersigneds waives any defense to its liability for repayment of this Note based upon or arising by reason of: (i) any disability or other defense of the other or any other person; (ii) the cessation or limitation from any cause whatsoever, other than payment in full, of the liability of the other of the undersigneds; (iii) any lack of authority of any officer, director, partner, agent or other person acting or purporting to act on behalf of the other of the undersigneds or any defect in the formation of the other of the undersigneds; (iv) the application by the other of the undersigneds of the proceeds of the Note for purposes other than the purposes intended or understood by Lender or the undersigneds; (v) any act or omission by Lender which directly or indirectly results in or aids the discharge of the other of the undersigneds by operation of law or otherwise, or which in any way impairs or suspends any rights or remedies of Lender against the other of the undersigneds; (vi) any impairment of the value of any interest in any security for the Note, including without limitation, the failure to obtain or maintain perfection or recordation of any interest in any such security, the release of any such security without substitution, and/or the failure to preserve the value of, or to comply with applicable law in disposing of, any such security; or (vii) any modification of the obligations or liabilities of the other of the undersigneds including without limitation the renewal, extension, acceleration or other change in time for payment of, or other change in the terms of, the Note, including increase or decrease of the rate of interest thereon. Until this Note has been paid in full, neither of the undersigneds shall have any right of subrogation. Each of the undersigneds waives all rights and defenses it may have arising out of (A) any election of remedies by Lender, even though that election of remedies, such as a non-judicial foreclosure with respect to any security for the Note, destroys its rights of subrogation or its rights to proceed against the other of the undersigneds for reimbursement, or (B) any loss of rights it may suffer by reason of any rights, powers or remedies of the other of the undersigneds in connection with any anti-deficiency laws or any other laws limiting, qualifying or discharging either of the undersigneds hereunder, or otherwise. Until this Note has been paid in full, each of the undersigned's waives any right to enforce any remedy which Lender now has or may hereafter have against the other or any other person, and waives any benefit of, or any right to participate in, any security now or hereafter held by Lender.